UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 3, 2005 (May 3, 2005)

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

14 Piedmont Center, Suite 1400 Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

     On May 3, 2005, Cumulus Media Inc. issued a press release announcing financial results for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release, dated May 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

	By:	/s/ Martin R. Gausvik

Name: Martin R. Gausvik Title: Executive Vice President and Chief Financial Officer
Date: May 3, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 3, 2005.